RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		AmeriGas Finance Corp. and AmeriGas Finance LLC (APU 6.75% May 20, 2020) Cusip 03077JAA

3.	Underwriter from whom purchased:		Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$27,089,000

6.	Aggregate principal amount of offering:			$550,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			1/5/2012

10.	Date offering commenced:			1/5/2012

11.	Commission, spread or profit:			1.47%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		BreitBurn Energy Partners (BBEP 7.875% April 15, 2022 144A) Cusip 106777AC

3.	Underwriter from whom purchased:		Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$7,699,308

6.	Aggregate principal amount of offering:			$247,885,000

7.	Purchase price (net of fees and expenses):			$99.154

8.	Offering price at close of first day on which any sales were made:			$99.154

9.	Date of Purchase:			1/10/2012

10.	Date offering commenced:			1/10/2012

11.	Commission, spread or profit:			2.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?	X

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

				X

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	MGM Resorts International (MGM 8.625% February 1, 2019 144A) Cusip 552953BV

3.	Underwriter from whom purchased:	Barclays Capital Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$43,010,000

6.	Aggregate principal amount of offering:	$850,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	1/11/2012

10.	Date offering commenced:	1/11/2012

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Block Communications Inc (BLOCKC 7.25% February 1, 2020 144A) Cusip 093645AG

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$6,210,000

6.	Aggregate principal amount of offering:	$250,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	1/12/2012

10.	Date offering commenced:	1/12/2012

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Fresenius Medical Care US Finance II, Inc. (FMEGR 5.625% July 31, 2019 144A) Cusip 35802XAD

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$22,074,000

6.	Aggregate principal amount of offering:	$800,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	1/17/2012

10.	Date offering commenced:	1/17/2012

11.	Commission, spread or profit:	0.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Fresenius Medical Care US Finance II, Inc. (FMEGR 5.875% July 31, 2022 144A) Cusip 35802XAF

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$17,360,000

6.	Aggregate principal amount of offering:	$700,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	1/17/2012

10.	Date offering commenced:	1/17/2012

11.	Commission, spread or profit:	0.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Realogy Corporation (REALOG 7.625% January 15, 2020 144A) Cusip 75605EBX

3.	Underwriter from whom purchased:	Barclays Capital Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$5,933,000

6.	Aggregate principal amount of offering:	$593,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	1/25/2012

10.	Date offering commenced:	1/25/2012

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Lamar Media Corporation (LAMR 5.875% February 1, 2022 144A) Cusip 513075AZ

3.	Underwriter from whom purchased:	Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$6,520,000

6.	Aggregate principal amount of offering:	$500,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	1/26/2012

10.	Date offering commenced:	1/26/2012

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Chester Downs & Marina, LLC (HET 9.25% February 1, 2020 144A) Cusip 165749AA

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$11,748,000

6.	Aggregate principal amount of offering:	$330,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	1/27/2012

10.	Date offering commenced:	1/27/2012

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Targa Resources Parters LP & Targa Resources Partners Finance Corporation (NGLS 6.375% August 1, 2022 144A) Cusip 87612BAJ

3.	Underwriter from whom purchased:	Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$14,721,000

6.	Aggregate principal amount of offering:	$400,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	1/26/2012

10.	Date offering commenced:	1/26/2012

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		CEVA Group Plc (TNTLOG 8.375% December 1, 2017 144A) Cusip 125182AC

3.	Underwriter from whom purchased:		Credit Suisse (USA) Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			$39,524,882

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$321,340,500

6.	Aggregate principal amount of offering:			$98.874

7.	Purchase price (net of fees and expenses):			$98.874

8.	Offering price at close of first day on which any sales were made:			1/27/2012

9.	Date of Purchase:			1/27/2012

10.	Date offering commenced:			2.00%

11.	Commission, spread or profit:

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?	X

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii) The principal amount of the offering of such class in any concurrent public offering?	X

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		CCO Holdings LLC & CCO Holdings Capital Corp (CHTR 6.625% January 31, 2022) Cusip 1248EPAX

3.	Underwriter from whom purchased:		Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$57,694,080

6.	Aggregate principal amount of offering:			$746,250,000

7.	Purchase price (net of fees and expenses):			$99.50

8.	Offering price at close of first day on which any sales were made:			$99.50

9.	Date of Purchase:			1/11/2012

10.	Date offering commenced:			1/11/2012

11.	Commission, spread or profit:			1.30%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Escrow LLC and Caesars Escrow Corporation (CZR 8.50% February 15, 2020 144A) Cusip 127693AA

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$3,800,000

6.	Aggregate principal amount of offering:	$1,250,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	2/9/2012

10.	Date offering commenced:	2/9/2012

11.	Commission, spread or profit:	1.86%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Claire's Escrow II Corp (CLE 9.00% March 15, 2019 144A) Cusip 17958PAA

3.	Underwriter from whom purchased:	Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$51,830,000

6.	Aggregate principal amount of offering:	$400,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	2/13/2012

10.	Date offering commenced:	2/13/2012

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Range Resources Corporation (RRC 5.00% August 15, 2022) Cusip 75281AAN

3.	Underwriter from whom purchased:		BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$20,442,000

6.	Aggregate principal amount of offering:			$600,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			2/24/2012

10.	Date offering commenced:			2/24/2012

11.	Commission, spread or profit:			1.75%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Sprint Nextel Corporation (S 7.00% March 1, 2020 144A) Cusip 852061AQ

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$20,115,000

6.	Aggregate principal amount of offering:	$1,000,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	2/27/2012

10.	Date offering commenced:	2/27/2012

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Linn Energy LLC and Linn Energy Finance Corp. (LINE 6.25% November 1, 2019 144A) Cusip 536022AH

3.	Underwriter from whom purchased:	RBS Securities Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$22,597,514

6.	Aggregate principal amount of offering:	$1,799,802,000

7.	Purchase price (net of fees and expenses):	$99.989

8.	Offering price at close of first day on which any sales were made:	$99.989

9.	Date of Purchase:	2/28/2012

10.	Date offering commenced:	28/28/2012

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	April 10, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Key Energy Services Inc. (KEG 6.75% March 1, 2021 144A) Cusip 492914AT

3.	Underwriter from whom purchased:	Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$9,237,300

6.	Aggregate principal amount of offering:	$205,000,000

7.	Purchase price (net of fees and expenses):	$102.50

8.	Offering price at close of first day on which any sales were made:	$102.50

9.	Date of Purchase:	3/5/2012

10.	Date offering commenced:	3/5/2012

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	May 2, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Century Link Inc., Series T (CTL 5.80% March 15, 2022) Cusip 156700AS

3.	Underwriter from whom purchased:		Barclays Capital Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$21,485,998

6.	Aggregate principal amount of offering:			$1,397,788,000

7.	Purchase price (net of fees and expenses):			$99.842

8.	Offering price at close of first day on which any sales were made:			$99.842

9.	Date of Purchase:			3/5/2012

10.	Date offering commenced:			3/5/2012

11.	Commission, spread or profit:			0.65%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	May 2, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Berry Petroleum Company (BRY 6.375% September 15, 2022) Cusip 085789AF

3.	Underwriter from whom purchased:		Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$14,255,000

6.	Aggregate principal amount of offering:			$600,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			3/6/2012

10.	Date offering commenced:			3/6/2012

11.	Commission, spread or profit:			1.75%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	May 2, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	CHS/Community Health Systems Inc. (CYH 8.00% November 15, 2019 144A) Cusip 12543DAN

3.	Underwriter from whom purchased:	Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$74,102,375

6.	Aggregate principal amount of offering:	$1,025,000,000

7.	Purchase price (net of fees and expenses):	$102.50

8.	Offering price at close of first day on which any sales were made:	$102.50

9.	Date of Purchase:	3/7/2012

10.	Date offering commenced:	3/7/2012

11.	Commission, spread or profit:	1.60%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	May 2, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		EV Energy Partners, L.P. and EV Energy Finance Corp. (EVEP 8.00% April 15, 2019) Cusip 26926XAB

3.	Underwriter from whom purchased:		Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$9,501,750

6.	Aggregate principal amount of offering:			$206,000,000

7.	Purchase price (net of fees and expenses):			$103.00

8.	Offering price at close of first day on which any sales were made:			$103.00

9.	Date of Purchase:			3/8/2012

10.	Date offering commenced:			3/8/2012

11.	Commission, spread or profit:			2.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	May 2, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	FMG Resources (August 2006) Pty Ltd. (FMG AU 6.00% April 1, 2017 144A) Cusip 30251GAK

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$10,835,000

6.	Aggregate principal amount of offering:	$1,000,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	3/14/2012

10.	Date offering commenced:	3/14/2012

11.	Commission, spread or profit:	1.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	May 2, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	FMG Resources (August 2006) pty Ltd. (FMGAU 6.875% April 1, 2022 144A) Cusip 30251GAN

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$32,696,000

6.	Aggregate principal amount of offering:	$1,000,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	3/14/2012

10.	Date offering commenced:	3/14/2012

11.	Commission, spread or profit:	1.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	May 2, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		International Lease Finance Corporation (AIG 5.875% April 1, 2019) Cusip 459745GL

3.	Underwriter from whom purchased:		Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$16,452,022

6.	Aggregate principal amount of offering:			$744,660,000

7.	Purchase price (net of fees and expenses):			$99.288

8.	Offering price at close of first day on which any sales were made:			$99.288

9.	Date of Purchase:			3/14/2012

10.	Date offering commenced:			3/14/2012

11.	Commission, spread or profit:			1.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	May 2, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		International Lease Finance Corporation (AIG 4.875% April 1, 2015) Cusip 459745GM

3.	Underwriter from whom purchased:		Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$12,047,685

6.	Aggregate principal amount of offering:			$747,375,000

7.	Purchase price (net of fees and expenses):			$99.650

8.	Offering price at close of first day on which any sales were made:			$99.650

9.	Date of Purchase:			3/14/2012

10.	Date offering commenced:			3/14/2012

11.	Commission, spread or profit:			0.75%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	May 2, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	United Surgical Partners International, Inc. (USPI 9.00% April 1, 2020 144A) Cusip 90345XAA

3.	Underwriter from whom purchased:	Barclays Capital Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$31,443,000

6.	Aggregate principal amount of offering:	$440,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	3/20/2012

10.	Date offering commenced:	3/20/2012

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	May 2, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Lawson Software (LWSN 9.375% April 1,2019 144A) Cusip 52078PAD

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$17,379,000

6.	Aggregate principal amount of offering:	$1,015,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	3/29/2012

10.	Date offering commenced:	3/29/2012

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	X

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	May 2, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Aircastle Limited (AYR 6.75% April1 5, 2017 144A) Cusip 00928QAD

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$25,435,000

6.	Aggregate principal amount of offering:	$500,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	3/30/2012

10.	Date offering commenced:	3/30/2012

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	May 2, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Aircastle Limited (AYR 7.625% April 15, 2020 144A) Cusip 00928QAE

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$12,370,000

6.	Aggregate principal amount of offering:	$300,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	3/30/2012

10.	Date offering commenced:	3/30/2012

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	May 2, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Sandridge Energy Inc. (SD 8.125% October 15, 2022 144A) Cusip 80007PAP

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$16,020,000

6.	Aggregate principal amount of offering:	$750,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	4/2/2012

10.	Date offering commenced:	4/2/2012

11.	Commission, spread or profit:	2.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 6, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	HD Supply Inc. (HDSUPP 8.125% April 15, 2019 144A) Cusip 40415RAE

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$42,960,000

6.	Aggregate principal amount of offering:	$950,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	4/5/2012

10.	Date offering commenced:	4/5/2012

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 6, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	HD Supply Inc. (HDSUPP 11.00% April 15, 2020 144A) Cusip 40415RAG

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$11,005,000

6.	Aggregate principal amount of offering:	$675,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	4/5/2012

10.	Date offering commenced:	4/5/2012

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 6, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Constellation Brands Inc. (STZ 6.00% May 1, 2022) Cusip 21036PAH

3.	Underwriter from whom purchased:		BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$32,795,000

6.	Aggregate principal amount of offering:			$600,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			4/10/2012

10.	Date offering commenced:			4/10/2012

11.	Commission, spread or profit:			1.25%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 6, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Everest Acquisition LLC and Everest Acquisition Finance Inc. (EPENEG 6.875% May 1, 2019 144A) CUsip 29977HAC

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$23,874,000

6.	Aggregate principal amount of offering:	$750,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	4/10/2012

10.	Date offering commenced:	4/10/2012

11.	Commission, spread or profit:	2.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 6, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Everest Acquisition LLC and Everest Acquisition Finance Inc. (EPENEG 9.375% May 1, 2020 144A) Cusip 29977HAA

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$68,923,000

6.	Aggregate principal amount of offering:	$2,000,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	4/10/2012

10.	Date offering commenced:	4/10/2012

11.	Commission, spread or profit:	2.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 6, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Laredo Petroleum Inc. (LPI 7.375% May 1, 2022 144A) Cusip 516807AD

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$24,047,000

6.	Aggregate principal amount of offering:	$500,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	4/24/2012

10.	Date offering commenced:	4/24/2012

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 6, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Anixter Inc. (AXE 5.625% May 1, 2019) Cusip 035287AD

3.	Underwriter from whom purchased:		Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$17,130,000

6.	Aggregate principal amount of offering:			$350,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			4/25/2012

10.	Date offering commenced:			4/25/2012

11.	Commission, spread or profit:			1.75%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 6, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Penn Virginia Resource Partners L.P. (PVR 8.375% June 1, 2020 144A) Cusip 70788TAA

3.	Underwriter from whom purchased:	Morgan Stanley and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$26,030,000

6.	Aggregate principal amount of offering:	$600,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	5/11/2012

10.	Date offering commenced:	5/11/2012

11.	Commission, spread or profit:	2.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 6, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Libbey Glass Inc. (LBY 6.875% May 15, 2020 144A) Cusip 52989LAF

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$22,427,000

6.	Aggregate principal amount of offering:	$450,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	5/11/2012

10.	Date offering commenced:	5/11/2012

11.	Commission, spread or profit:	2.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 6, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Sally Beauty Holdings, Inc. (SBH 5.75% June 1, 2022) Cusip 79546VAJ

3.	Underwriter from whom purchased:		BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$29,295,000

6.	Aggregate principal amount of offering:			$700,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			5/15/2012

10.	Date offering commenced:			5/15/2012

11.	Commission, spread or profit:			1.50%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 6, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Newfield Exploration Company (NFX 5.625% July 1, 2024) Cusip 651290AQ

3.	Underwriter from whom purchased:		Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$26,532,000

6.	Aggregate principal amount of offering:			$1,000,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			6/19/2012

10.	Date offering commenced:			6/19/2012

11.	Commission, spread or profit:			0.88%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 19, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Ally Financial Inc. (ALLY 4.625% June 26, 2015) Cusip 02005NAM

3.	Underwriter from whom purchased:		Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$22,902,872

6.	Aggregate principal amount of offering:			$993,100,000

7.	Purchase price (net of fees and expenses):			$99.310

8.	Offering price at close of first day on which any sales were made:			$99.310

9.	Date of Purchase:			6/21/2012

10.	Date offering commenced:			6/21/2012

11.	Commission, spread or profit:			0.88%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 19, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Choice Hotels International Inc. (CHH 5.75% July 1, 2022) Cusip 169905AE

3.	Underwriter from whom purchased:		Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$11,198,000

6.	Aggregate principal amount of offering:			$400,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			6/22/2012

10.	Date offering commenced:			6/22/2012

11.	Commission, spread or profit:			1.63%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 19, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Ashtead Capital Inc. (AHTLN 6.50% July 15, 2022 144A) Cusip 045054AB

3.	Underwriter from whom purchased:	Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$17,530,000

6.	Aggregate principal amount of offering:	$500,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	6/29/2012

10.	Date offering commenced:	6/29/2012

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 19, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Ally Financial Inc. (ALLY 5.50% February 15, 2017) Cusip 02005NAL

3.	Underwriter from whom purchased:		Citigroup Global Markets Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$12,180,000

6.	Aggregate principal amount of offering:			$507,500,000

7.	Purchase price (net of fees and expenses):			$101.50

8.	Offering price at close of first day on which any sales were made:			$101.50

9.	Date of Purchase:			6/21/2012

10.	Date offering commenced:			6/21/2012

11.	Commission, spread or profit:			1.0%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	July 19, 2012